UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2013

CAMBRIDGE CAPITAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-3774077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401
(Address of Principal Executive Offices) (Zip Code)

(561) 932-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On December 17, 2013, the Registration Statement on Form S-1 (SEC File No. 333-191868) (the “Registration Statement”) relating to the initial public offering of 7,000,000 units (“Units”) of Cambridge Capital Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).  On the same date, the Company announced the foregoing information in a press release.

Additionally, on December 17, 2013, the Company entered into various agreements filed as exhibits to the Registration Statement and filed its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware in substantially the same form as previously included as an exhibit to the Registration Statement.  The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated December 17, 2013 as filed with the SEC on December 19, 2013.  This Current Report on Form 8-K is being filed solely to file such executed agreements and the filed amended and restated certificate of incorporation.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01.          Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc., as representative of the several underwriters.
1.2	Merger and Acquisition Agreement between the Company and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the the Company.
10.2	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.
10.3	Letter Agreement between Cambridge Capital LLC and the Company regarding administrative support.
10.4	Registration Rights Agreement between the Company and certain security holders of the Company.
10.5	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Benjamin Gordon.
10.6	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Mitchell Gordon.
10.7	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Michael Durham.
10.8	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Nathan Gantcher.
10.9	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Scott Laurans.
10.10	Form of Letter Agreement among the Company, EarlyBirdCapital, Inc. and each of Sidney Brown, David Brodsky, Herb Shear and Bob Hammel.
10.11	Form of Letter Agreement among the Company, EarlyBirdCapital, Inc. and each of Jonathan Morris, Elliott Brodsky, Alex 2010 Trust, Ramon Suazo, Raymond Avon Ventures, LLC and Jonathan Meeks.
99.1	Press Release, dated December 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2013
CAMBRIDGE CAPITAL ACQUISITION CORPORATION.

	By:	/s/ Benjamin Gordon
Name: Benjamin Gordon Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc., as representative of the several underwriters.
1.2	Merger and Acquisition Agreement between the Company and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the the Company.
10.2	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.
10.3	Letter Agreement between Cambridge Capital LLC and the Company regarding administrative support.
10.4	Registration Rights Agreement between the Company and certain security holders of the Company.
10.5	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Benjamin Gordon.
10.6	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Mitchell Gordon.
10.7	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Michael Durham.
10.8	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Nathan Gantcher.
10.9	Letter Agreement among the Company, EarlyBirdCapital, Inc. and Scott Laurans.
10.10	Form of Letter Agreement among the Company, EarlyBirdCapital, Inc. and each of Sidney Brown, David Brodsky, Herb Shear and Bob Hammel.
10.11	Form of Letter Agreement among the Company, EarlyBirdCapital, Inc. and each of Jonathan Morris, Elliott Brodsky, Alex 2010 Trust, Ramon Suazo, Raymond Avon Ventures, LLC and Jonathan Meeks.
99.1	Press Release, dated December 17, 2013.